UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported): July 30, 2002

RIVERWOOD HOLDING, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11113	58-2205241

(State or other jurisdiction of Incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

3350 Riverwood Parkway, S.E.
Suite 1400
Atlanta, Georgia 30339
(Address of principal executive offices)
(Zip Code)

(770) 644-3000
(Registrant’s telephone number, including area code)

SIGNATURE
Exhibit Index
Press Release dated 7/30/02

ITEM 7. EXHIBITS.

(c)  Exhibits.

Exhibit 99.1. Press release dated July 30, 2002 announcing extensions and amendments of tender offers for senior subordinated notes and senior notes.

ITEM 9. REGULATION FD DISCLOSURE.

Attached hereto as Exhibit 99.1 and incorporated by reference is the registrant’s press release dated July 30, 2002 announcing extensions and amendments of tender offers for senior subordinated notes and senior notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RIVERWOOD HOLDING, INC.

(Registrant)

Date: July 30, 2002	By:

		/s/	Edward W. Stroetz Jr. Edward W. Stroetz Jr. Secretary

Date: July 30, 2002	By:

		/s/	Daniel J. Blount Daniel J. Blount Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release dated July 30, 2002 announcing extensions and amendments of tender offers for senior subordinated notes and senior notes.